UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2006
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PRIMUS GUARANTY, LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-32307	Not Required
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Clarendon House 2 Church Street Hamilton HM 11, Bermuda
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 441-296-0519

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.

Other Events

Charles Truett, Head of Portfolio Management and a member of the Operating Committee of Primus Asset Management, Inc., has announced that he will be retiring and that he will leave the company’s employ at the end of the first quarter 2007.  Primus Guaranty, Ltd. is the ultimate beneficial owner of Primus Asset Management, Inc.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIMUS GUARANTY, LTD.

By:  /s/ Richard Claiden

Richard Claiden

Chief Financial Officer

(Duly Authorized Officer and Principal

Financial Officer)

Dated: December 11, 2006